Exhibit 99.2
Financial Supplement
Financial Information
as of September 30, 2005
(UNAUDITED)
To assist in your understanding of the Company, the following supplement of information concerning Platinum Underwriters Holdings, Ltd. is provided.
This report is for informational purposes only. It should be read in conjunction with documents filed by Platinum Underwriters Holdings, Ltd. with the SEC, including the Company’s Annual Report on Form 10-K/A and Quarterly Reports on Forms 10-Q and 10-Q/A.
Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
September 30, 2005
Address:
Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda
Investor Information:
Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Website:
www.platinumre.com
Publicly Traded Securities:
Common Shares (NYSE: PTP)
Equity Security Units (NYSE: PTP Pr M)
Note on Non-GAAP Financial Measures
In presenting the Company’s results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income (or loss), related underwriting ratios and fully converted book value, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures, which are used to monitor the results of operations, allow for a more complete understanding of the underlying business. These measures should not be viewed as a substitute for those determined in accordance with GAAP. A reconciliation of such measures to the most comparable GAAP figures such as income before income tax expense and total shareholders’ equity is presented in the attached financial information in accordance with Regulation G.

Platinum Underwriters Holdings, Ltd.
Table of Contents
September 30, 2005

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3
Income Statement:
a. Consolidated Statements of Income and Comprehensive Income — Summary	4
b. Consolidated Statements of Income and Comprehensive Income — by Quarter	5
Earnings and Book Value Per Share Analysis:
a. Computation of Basic and Diluted Earnings Per Share — Summary	6
b. Computation of Basic and Diluted Earnings Per Share — by Quarter	7
c. Fully Converted Book Value Per Share	8
Cash Flow Statement:
a. Condensed Statements of Cash Flows — Summary	9
b. Condensed Statements of Cash Flows — by Quarter	10
Segment Data:
a. Segment Reporting — Three Month Summary	11
b. Segment Reporting — Nine Month Summary	12
c. Property and Marine Segment — by Quarter	13
d. Casualty Segment — by Quarter	14
e. Finite Risk Segment — by Quarter	15
Net Premiums Written Data:
a. Net Premiums Written — Supplemental Information	16
b. Premiums by Line of Business — Three Month Summary	17
c. Premiums by Line of Business — Nine Month Summary	18
Other Company Data:
a. Company Ratios, Share Data, Ratings	19
Investments:
a. Investment Portfolio	20
b. Investment Portfolio — Net Realized Capital Gains (Losses)	21
Loss Reserves:
a. Loss Analysis	22

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
September 30, 2005
(amounts in thousands, except per share amounts)

	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Assets
Investments and cash and cash equivalents	$3,380,854	3,138,231	2,584,928	2,456,868	$2,374,310
Receivables	557,422	576,457	638,283	580,048	638,463
Accrued investment income	31,013	28,316	27,127	23,663	26,613
Reinsurance balances (prepaid and recoverable)	79,021	16,688	15,783	4,892	5,176
Deferred acquisition costs	139,158	144,844	149,555	136,038	142,000
Funds held	250,324	271,795	222,791	198,048	85,780
Other assets	48,293	22,905	26,049	22,438	21,971

Total assets	$4,486,085	4,199,236	3,664,516	3,421,995	$3,294,313

Liabilities
Unpaid losses and loss adjustment expenses	$2,079,668	1,559,092	1,507,158	1,380,955	$1,222,364
Unearned premiums	558,881	575,727	589,795	502,423	537,251
Debt obligations	387,500	387,500	137,500	137,500	137,500
Commissions payable	176,036	216,459	172,224	181,925	220,902
Other liabilities	56,183	187,730	84,763	86,189	87,767

Total liabilities	3,258,268	2,926,508	2,491,440	2,288,992	2,205,784

Total shareholders’ equity	1,227,817	1,272,728	1,173,076	1,133,003	1,088,529

Total liabilities and shareholders’ equity	$4,486,085	4,199,236	3,664,516	3,421,995	$3,294,313

Book value per share	$24.75	29.32	27.12	26.30	$25.30

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Revenue
Net premiums earned	$429,388	$383,090	$1,271,898	$1,014,999
Net investment income	36,441	21,429	92,250	58,290
Net realized capital gains (losses)	(879)	2,262	(1,062)	1,435
Other income (expense)	(433)	1,021	(201)	2,137

Total revenue	464,517	407,802	1,362,885	1,076,861

Expenses
Losses and loss adjustment expenses	564,618	384,724	1,043,168	736,159
Acquisition expenses	98,858	81,271	296,035	232,886
Other underwriting expenses	6,050	12,234	41,202	43,084
Corporate expenses	2,030	3,166	10,366	10,352
Net foreign currency exchange (gains) losses	(88)	(628)	1,870	(326)
Interest expense	6,839	2,322	13,186	6,952

Total expenses	678,307	483,089	1,405,827	1,029,107

Income (loss) before income tax expense	(213,790)	(75,287)	(42,942)	47,754
Income tax expense (benefit)	(37,766)	(5,535)	(7,991)	12,893

Net income (loss)	$(176,024)	$(69,752)	$(34,951)	$34,861

Basic
Weighted average shares outstanding	43,785	43,127	43,459	43,186
Basic earnings (loss) per share	$(4.02)	$(1.62)	$(0.80)	$0.81

Diluted
Weighted average shares outstanding	43,785	43,127	43,459	50,422
Diluted earnings (loss) per share	$(4.02)	$(1.62)	$(0.80)	$0.78

Comprehensive income (loss)
Net income (loss)	$(176,024)	$(69,752)	$(34,951)	$34,861
Other comprehensive income (loss), net of tax	(36,355)	31,007	(37,970)	(2,328)

Comprehensive income (loss)	$(212,379)	$(38,745)	$(72,921)	$32,533

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Income and Comprehensive Income — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Revenue
Net premiums earned	$429,388	431,470	411,040	432,936	$383,090
Net investment income	36,441	28,904	26,905	26,242	21,429
Net realized capital gains (losses)	(879)	(555)	372	520	2,262
Other income (expense)	(433)	588	(356)	1,074	1,021

Total revenue	464,517	460,407	437,961	460,772	407,802

Expenses
Losses and loss adjustment expenses	564,618	240,852	237,698	283,645	384,724
Acquisition expenses	98,858	103,928	93,249	94,935	81,271
Other underwriting expenses	6,050	18,545	16,607	10,053	12,234
Corporate expenses	2,030	4,935	3,401	2,844	3,166
Net foreign currency exchange (gains) losses	(88)	160	1,798	(399)	(628)
Interest expense	6,839	4,174	2,173	2,316	2,322

Total expenses	678,307	372,594	354,926	393,394	483,089

Income (loss) before income tax expense (benefit)	(213,790)	87,813	83,035	67,378	(75,287)
Income tax expense (benefit)	(37,766)	19,828	9,947	17,456	(5,535)

Net income (loss)	$(176,024)	67,985	73,088	49,922	$(69,752)

Basic
Weighted average shares outstanding	43,785	43,293	43,163	43,073	43,127
Basic earnings (loss) per share	$(4.02)	1.57	1.69	1.16	$(1.62)

Diluted
Weighted average shares outstanding	43,785	50,009	50,032	49,819	43,127
Diluted earnings (loss) per share	$(4.02)	1.39	1.49	1.03	$(1.62)

Comprehensive income (loss)
Net income (loss)	$(176,024)	67,985	73,088	49,922	$(69,752)
Other comprehensive income (loss), net of tax	(36,355)	33,005	(34,620)	(4,193)	31,007

Comprehensive income (loss)	$(212,379)	100,990	38,468	45,729	$(38,745)

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — Summary
(amounts in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Earnings:
Basic:
Net income (loss)	$(176,024)	$(69,752)	$(34,951)	$34,861

Net income (loss) available to common shareholders	(176,024)	(69,752)	(34,951)	34,861

Diluted:
Net income (loss)	(176,024)	(69,752)	(34,951)	34,861
Effect of dilutive securities:
Equity security units	—	—	—	4,577

Net income (loss) available to common shareholders	$(176,024)	$(69,752)	$(34,951)	$39,438

Common Shares:
Basic:
Weighted average shares outstanding	43,785	43,127	43,459	43,186

Diluted:
Weighted average shares outstanding	43,785	43,127	43,459	43,186
Effect of dilutive securities:
Share options	—	—	—	2,227
Equity security units	—	—	—	5,009
Restricted stock units	—	—	—	—

Weighted average, as adjusted	43,785	43,127	43,459	50,422

Earnings (loss) Per Share:
Basic	$(4.02)	$(1.62)	$(0.80)	$0.81

Diluted	$(4.02)	$(1.62)	$(0.80)	$0.78

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Share — by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Earnings:
Basic:
Net income (loss)	$(176,024)	67,985	73,088	49,922	$(69,752)

Net income (loss) available to common shareholders	(176,024)	67,985	73,088	49,922	(69,752)

Diluted:
Net income (loss)	(176,024)	67,985	73,088	49,922	(69,752)
Effect of dilutive securities:
Equity security units	—	1,506	1,423	1,519	—

Net income (loss) available to common shareholders	$(176,024)	69,491	74,511	51,441	$(69,752)

Common Shares:
Basic:
Weighted average shares outstanding	43,785	43,293	43,163	43,073	43,127

Diluted:
Weighted average shares outstanding	43,785	43,293	43,163	43,073	43,127
Effect of dilutive securities:
Share options	—	1,644	1,838	1,721	—
Equity security units	—	5,009	5,009	5,009	—
Restricted stock units	—	63	22	16	—

Weighted average, as adjusted	43,785	50,009	50,032	49,819	43,127

Earnings (loss) Per Share:
Basic	$(4.02)	1.57	1.69	1.16	$(1.62)

Diluted	$(4.02)	1.39	1.49	1.03	$(1.62)

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Share
September 30, 2005

	Conversion		Conversion
	Multiple /		Amount	Shares	Book Value
	Strike Price		($000)	(000)	Per Share
Book value as of September 30, 2005			$1,227,817	49,605	$24.75

Equity Security Units:
Ratio of conversion to common shares when common share market value is greater than $27.45 per share	0.9107		137,500	5,009	0.23

Share options:
Shareholder share options:
St. Paul Travelers	27.00		—	467	(0.20)
RenaissanceRe	27.00		—	195	(0.08)

Management and directors’ options (a)	23.07	(b)	83,586	3,623	(0.10)

Directors’ and officers’ restricted shares and share units			—	151	(0.06)

Fully converted book value as of September 30, 2005			$1,448,903	59,050	$24.54

(a)	Excludes 391,718 options with a weighted average strike price of $31.06

(b)	Weighted average strike price of options with a price below $29.89, the closing share price at September 30, 2005.
See page 1, Note on Non-GAAP Financial Measures.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — Summary
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004

Net cash provided by operations	$182,618	$186,228	$559,020	$623,170

Net cash used in investing activities	(366,978)	(123,475)	(788,714)	(491,775)

Net cash provided by (used in) financing activities	166,461	(12,633)	411,434	(14,509)

Net increase (decrease) in cash and cash equivalents	$(17,899)	$50,120	$181,740	$116,886

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004

Net cash provided by operations	$182,618	196,754	179,648	91,563	$186,228

Net cash used in investing activities	(366,978)	(331,898)	(89,838)	(103,703)	(123,475)

Net cash provided by (used in) financing activities	166,461	244,663	310	(310)	(12,633)

Net increase (decrease) in cash and cash equivalents	$(17,899)	109,519	90,120	(12,450)	$50,120

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Three Months Ended September 30, 2005				Three Months Ended September 30, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$133,350	216,659	60,177	$410,186	$120,629	171,967	147,899	$440,495

Net premiums earned	145,853	205,050	78,485	429,388	135,430	156,512	91,148	383,090

Losses and loss adjustment expenses	373,761	129,218	61,639	564,618	195,495	105,559	83,670	384,724
Acquisition expenses	17,753	50,097	31,008	98,858	20,834	38,935	21,502	81,271
Other underwriting expenses	3,632	1,894	524	6,050	5,956	5,617	661	12,234

Total underwriting expenses	395,146	181,209	93,171	669,526	222,285	150,111	105,833	478,229

Segment underwriting income (loss)	$(249,293)	23,841	(14,686)	(240,138)	$(86,855)	6,401	(14,685)	(95,139)

Net investment income				36,441				21,429
Net realized capital gains (losses)				(879)				2,262
Net foreign currency exchange gains				88				628
Other income (expense)				(433)				1,021
Corporate expenses not allocated to segments				(2,030)				(3,166)
Interest expense				(6,839)				(2,322)

Income (loss) before income tax expense (benefit)				$(213,790)				$(75,287)

GAAP underwriting ratios:
Losses and LAE	256.3%	63.0%	78.5%	131.5%	144.4%	67.4%	91.8%	100.4%
Acquisition expense	12.2%	24.4%	39.5%	23.0%	15.4%	24.9%	23.6%	21.2%
Other underwriting expense	2.5%	0.9%	0.7%	1.4%	4.4%	3.6%	0.7%	3.2%

Combined	271.0%	88.3%	118.7%	155.9%	164.2%	95.9%	116.1%	124.8%

Statutory underwriting ratios:
Losses and LAE	256.3%	63.0%	78.5%	131.5%	144.4%	67.4%	91.8%	100.4%
Acquisition expense	10.7%	24.1%	45.1%	22.8%	15.0%	24.7%	27.3%	22.9%
Other underwriting expense	2.7%	0.9%	0.9%	1.5%	4.9%	3.3%	0.4%	2.8%

Combined	269.7%	88.0%	124.5%	155.8%	164.3%	95.4%	119.5%	126.1%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Segment Reporting
($ in thousands)

	Nine Months Ended September 30, 2005				Nine Months Ended September 30, 2004
	Property and				Property and
	Marine	Casualty	Finite Risk	Total	Marine	Casualty	Finite Risk	Total
Net premiums written	$453,352	621,218	252,374	$1,326,944	$393,764	508,693	348,671	$1,251,128

Net premiums earned	414,719	588,541	268,638	1,271,898	353,423	424,964	236,612	1,014,999

Losses and loss adjustment expenses	492,300	375,187	175,681	1,043,168	285,047	293,734	157,378	736,159
Acquisition expenses	69,437	143,262	83,336	296,035	57,491	105,765	69,630	232,886
Other underwriting expenses	19,595	18,179	3,428	41,202	21,280	15,979	5,825	43,084

Total underwriting expenses	581,332	536,628	262,445	1,380,405	363,818	415,478	232,833	1,012,129

Segment underwriting income (loss)	$(166,613)	51,913	6,193	(108,507)	$(10,395)	9,486	3,779	2,870

Net investment income				92,250				58,290
Net realized capital gains (losses)				(1,062)				1,435
Net foreign currency exchange gains (losses)				(1,870)				326
Other income (expense)				(201)				2,137
Corporate expenses not allocated to segments				(10,366)				(10,352)
Interest expense				(13,186)				(6,952)

Income (loss) before income tax expense (benefit)				$(42,942)				$47,754

GAAP underwriting ratios:
Losses and LAE	118.7%	63.7%	65.4%	82.0%	80.7%	69.1%	66.5%	72.5%
Acquisition expense	16.7%	24.3%	31.0%	23.3%	16.3%	24.9%	29.4%	22.9%
Other underwriting expense	4.7%	3.1%	1.3%	3.2%	6.0%	3.8%	2.5%	4.2%

Combined	140.1%	91.1%	97.7%	108.5%	103.0%	97.8%	98.4%	99.6%

Statutory underwriting ratios:
Losses and LAE	118.7%	63.7%	65.4%	82.0%	80.7%	69.1%	66.5%	72.5%
Acquisition expense	16.5%	23.7%	31.0%	22.6%	16.3%	24.7%	30.3%	23.6%
Other underwriting expense	4.3%	2.9%	1.4%	3.1%	5.4%	3.1%	1.7%	3.4%

Combined	139.5%	90.3%	97.8%	107.7%	102.4%	96.9%	98.5%	99.5%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1) Losses & loss adjustment expenses are divided by net premiums earned;
(2) Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
(3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Net premiums written	$133,350	134,953	185,049	110,675	$120,629
Net premiums earned	145,853	140,669	128,197	131,712	135,430

Losses and loss adjustment expenses	373,761	58,499	60,040	64,510	195,495
Acquisition expenses	17,753	29,695	21,989	18,869	20,834
Other underwriting expenses	3,632	8,240	7,723	6,547	5,956

Total underwriting expenses	395,146	96,434	89,752	89,926	222,285

Segment underwriting income (loss)	$(249,293)	44,235	38,445	41,786	$(86,855)

GAAP underwriting ratios:
Losses and LAE	256.3%	41.6%	46.8%	49.0%	144.4%
Acquisition expense	12.2%	21.1%	17.2%	14.3%	15.4%
Other underwriting expense	2.5%	5.9%	6.0%	5.0%	4.4%

Combined	271.0%	68.6%	70.0%	68.3%	164.2%

Statutory underwriting ratios:
Losses and LAE	256.3%	41.6%	46.8%	49.0%	144.4%
Acquisition expense	10.7%	22.7%	16.1%	15.9%	15.0%
Other underwriting expense	2.7%	6.1%	4.2%	5.9%	4.9%

Combined	269.7%	70.4%	67.1%	70.8%	164.3%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Net premiums written	$216,659	188,890	215,669	168,706	$171,967
Net premiums earned	205,050	198,723	184,768	186,929	156,512

Losses and loss adjustment expenses	129,218	127,531	118,438	124,621	105,559
Acquisition expenses	50,097	47,963	45,202	45,884	38,935
Other underwriting expenses	1,894	8,972	7,313	3,107	5,617

Total underwriting expenses	181,209	184,466	170,953	173,612	150,111

Segment underwriting income	$23,841	14,257	13,815	13,317	$6,401

GAAP underwriting ratios:
Losses and LAE	63.0%	64.2%	64.1%	66.7%	67.4%
Acquisition expense	24.4%	24.1%	24.5%	24.5%	24.9%
Other underwriting expense	0.9%	4.5%	4.0%	1.7%	3.6%

Combined	88.3%	92.8%	92.6%	92.9%	95.9%

Statutory underwriting ratios:
Losses and LAE	63.0%	64.2%	64.1%	66.7%	67.4%
Acquisition expense	24.1%	23.5%	23.6%	23.7%	24.7%
Other underwriting expense	0.9%	4.7%	3.4%	1.8%	3.3%

Combined	88.0%	92.4%	91.1%	92.2%	95.4%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment — by Quarter
($ in thousands)

	Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
Net premiums written	$60,177	99,116	93,081	115,504	$147,899
Net premiums earned	78,485	92,078	98,075	114,295	91,148

Losses and loss adjustment expenses	61,639	54,822	59,220	94,514	83,670
Acquisition expenses	31,008	26,270	26,058	30,182	21,502
Other underwriting expenses	524	1,333	1,571	399	661

Total underwriting expenses	93,171	82,425	86,849	125,095	105,833

Segment underwriting income (loss)	$(14,686)	9,653	11,226	(10,800)	$(14,685)

GAAP underwriting ratios:
Losses and LAE	78.5%	59.5%	60.4%	82.7%	91.8%
Acquisition expense	39.5%	28.5%	26.6%	26.4%	23.6%
Other underwriting expense	0.7%	1.4%	1.6%	0.3%	0.7%

Combined	118.7%	89.4%	88.6%	109.4%	116.1%

Statutory underwriting ratios:
Losses and LAE	78.5%	59.5%	60.4%	82.7%	91.8%
Acquisition expense	45.1%	25.2%	28.0%	27.0%	27.3%
Other underwriting expense	0.9%	1.3%	1.7%	0.3%	0.4%

Combined	124.5%	86.0%	90.1%	110.0%	119.5%

See page 1, Note on Non-GAAP Financial Measures.
The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory Underwriting ratios are based on statutory accounting principles and are calculated as follows:
(1)	Losses & loss adjustment expenses are divided by net premiums earned;

(2)	Acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and

(3)	Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written — Supplemental Information
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Property and Marine:
Excess-of-loss	$86,346	$82,425	$300,394	$288,279
Proportional	47,004	38,204	152,958	105,485

Subtotal Property and Marine	133,350	120,629	453,352	393,764

Casualty:
Excess-of-loss	174,247	156,128	511,280	447,907
Proportional	42,412	15,839	109,938	60,786

Subtotal Casualty	216,659	171,967	621,218	508,693

Finite Risk:
Excess-of-loss	8,274	88,496	51,511	163,672
Proportional	51,903	59,403	200,863	184,999

Subtotal Finite Risk	60,177	147,899	252,374	348,671

Total:
Excess-of-loss	268,867	327,049	863,185	899,858
Proportional	141,319	113,446	463,759	351,270

Total	$410,186	$440,495	$1,326,944	$1,251,128

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Property and Marine:
United States	$109,501	$97,794	$305,763	$240,998
International	23,849	22,835	147,589	152,766

Subtotal Property and Marine	133,350	120,629	453,352	393,764

Casualty:
United States	198,574	161,477	540,221	443,912
International	18,085	10,490	80,997	64,781

Subtotal Casualty	216,659	171,967	621,218	508,693

Finite Risk:
United States	63,421	135,676	251,463	325,576
International	(3,244)	12,223	911	23,095

Subtotal Finite Risk	60,177	147,899	252,374	348,671

Total:
United States	371,496	394,947	1,097,447	1,010,486
International	38,690	45,548	229,497	240,642

Total	$410,186	$440,495	$1,326,944	$1,251,128

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended September 30, 2005			Three Months Ended September 30, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$30,408	30,408	$26,244	$16,075	16,075	$15,396
North American Property Catastrophe	37,293	30,454	26,378	22,707	22,313	20,459
North American Property Risk	29,177	26,599	26,043	25,004	24,155	25,968
Other Property	22,188	22,040	24,259	35,613	35,251	31,364
Marine / Aviation Proportional	5,939	5,939	3,576	2,071	2,071	2,205
Marine / Aviation Excess	12,401	9,652	12,503	9,141	8,813	11,834
International Property Proportional	(510)	(510)	3,855	2,220	2,220	4,847
International Property Catastrophe	6,978	6,969	18,678	8,715	8,662	20,204
International Property Risk	1,799	1,799	4,317	1,069	1,069	3,153

Subtotal	145,673	133,350	145,853	122,615	120,629	135,430

Casualty:
Clash	8,843	8,843	10,531	5,556	5,556	6,062
1st Dollar GL	16,417	16,417	12,917	9,483	9,483	8,587
1st Dollar Other	1,058	1,058	867	683	683	779
Casualty Excess	130,495	130,495	126,977	109,843	109,843	108,449
Accident & Health	37,314	37,264	26,570	29,535	29,535	12,753
International Casualty	13,551	13,551	13,158	8,756	8,756	5,380
International Motor	775	842	1,990	530	530	5,418
Financial Lines	8,190	8,189	12,040	7,581	7,581	9,084

Subtotal	216,643	216,659	205,050	171,967	171,967	156,512

Finite Risk:
Finite Property	2,665	12	417	17,524	17,524	12,870
Finite Casualty	58,183	58,183	73,710	106,371	106,371	54,033
Finite Accident & Health	1,982	1,982	4,358	24,004	24,004	24,245

Subtotal	62,830	60,177	78,485	147,899	147,899	91,148

Total	$425,146	410,186	$429,388	$442,481	440,495	$383,090

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Nine Months Ended September 30, 2005			Nine Months Ended September 30, 2004
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned
Property and Marine:
North American Property Proportional	$79,578	79,578	$72,497	$45,158	45,158	$42,294
North American Property Catastrophe	71,964	65,121	60,470	50,691	46,008	44,523
North American Property Risk	84,621	78,703	73,957	69,964	69,115	62,574
Other Property	82,656	82,361	82,318	81,079	80,717	77,983
Marine / Aviation Proportional	10,188	10,188	8,052	7,099	7,099	5,701
Marine / Aviation Excess	33,851	29,188	30,319	40,630	40,771	34,929
International Property Proportional	21,820	21,820	16,234	15,916	15,916	13,419
International Property Catastrophe	68,029	66,607	54,690	81,074	74,282	59,713
International Property Risk	19,786	19,786	16,182	14,698	14,698	12,287

Subtotal	472,493	453,352	414,719	406,309	393,764	353,423

Casualty:
Clash	26,830	26,830	26,446	18,535	18,535	19,711
1st Dollar GL	37,833	37,833	32,046	20,150	20,150	20,139
1st Dollar Other	3,054	3,054	2,304	2,081	2,081	1,776
Casualty Excess	382,396	382,396	379,289	309,999	309,999	276,967
Accident & Health	78,410	78,260	70,746	77,564	77,564	51,762
International Casualty	44,348	44,348	35,152	29,725	29,725	16,817
International Motor	3,257	3,324	9,640	17,635	16,806	17,388
Financial Lines	45,174	45,173	32,918	33,833	33,833	20,404

Subtotal	621,302	621,218	588,541	509,522	508,693	424,964

Finite Risk:
Finite Property	29,771	9,293	13,839	43,898	43,898	50,378
Finite Casualty	241,343	241,343	239,355	218,311	218,311	91,789
Finite Accident & Health	1,738	1,738	15,444	86,462	86,462	94,445

Subtotal	272,852	252,374	268,638	348,671	348,671	236,612

Total	$1,366,647	1,326,944	$1,271,898	$1,264,502	1,251,128	$1,014,999

Platinum Underwriters Holdings, Ltd.
Company Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2004	September 30, 2004
GAAP Basis Ratios %:
Combined (%)	155.9%	84.2%	84.5%	89.7%	124.8%
Debt to Total Capital (%)	24.0%	23.3%	10.5%	10.8%	11.2%
Net Premiums Written (Annualized) to Shareholders’ Equity	1.34	1.33	1.68	1.39	1.62
Share Data:
Book Value Per Share	$24.75	$29.32	$27.12	$26.30	$25.30
Common Shares Outstanding (000’s)	49,605	43,407	43,254	43,087	43,018
Market Price Per Share:*
High	$35.21	$31.90	$31.92	$31.10	$30.90
Low	27.45	26.57	29.18	27.30	27.70
Close	$29.89	$31.82	$29.70	$31.10	$29.28
Industry Ratings:
A.M. Best (Financial Strength Rating)	A	A	A	A	A
Supplemental Data:
Total Employees	159	157	159	159	164

*	Based on closing prices during the periods

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)

		Weighted		Weighted
		Average		Average
	September 30, 2005	Book Yield	December 31, 2004	Book Yield
Fixed Maturities:
US Government and US Government agencies	$132,470	3.9%	$4,203	2.3%
Tax exempt municipal bonds	214,433	3.0%	215,251	3.0%
Corporate bonds	1,259,435	4.3%	1,158,797	4.2%
Mortgage and asset-backed securities	1,024,196	4.7%	511,069	4.9%
Foreign governments and foreign corporate bonds	343,906	4.6%	347,206	4.7%

Total Bonds	2,974,440	4.4%	2,236,526	4.3%
Redeemable Preferred Stock	8,777	6.1%	3,676	5.8%

Total Fixed Maturities	$2,983,217	4.4%	$2,240,202	4.3%

	September 30, 2005		December 31, 2004
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades:*
Aaa	$1,480,094	49.7%	$764,002	34.1%
Aa	517,237	17.3%	447,071	20.0%
A	865,975	29.0%	909,403	40.6%
Baa	119,911	4.0%	119,726	5.3%

Total	$2,983,217	100.0%	$2,240,202	100.0%

Credit Quality:
Weighted average credit quality	Aa2		Aa3

*	Rated using external rating agencies (Moody’s). (Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa — Investment Grade)

Platinum Underwriters Holdings, Ltd.
Investment Portfolio — Net Realized Capital Gains (Losses)
($ in thousands)

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004	September 30, 2005	September 30, 2004
Net realized capital gains (losses):
United States	$(127)	$(50)	$62	$(579)
United Kingdom	(76)	113	(156)	124
Bermuda	(676)	2,199	(968)	1,890

Total	$(879)	$2,262	$(1,062)	$1,435

Platinum Underwriters Holdings, Ltd.
Loss Analysis
($ in thousands)

	Analysis of Losses and Loss Expenses Incurred
	Nine Months Ended September 30, 2005				Twelve Months Ended December 31, 2004
				Paid to				Paid to
	Gross	Ceded	Net	Incurred %	Gross	Ceded	Net	Incurred %
Paid	$402,387	2,090	$400,297	38.4%	$381,402	643	$380,759	37.3%
Change in unpaid losses and loss expenses	707,348	64,477	642,871		635,756	(3,289)	639,045

Losses and loss expenses incurred	$1,109,735	66,567	$1,043,168		$1,017,158	(2,646)	$1,019,804

	Analysis of Unpaid Losses and Loss Adjustment Expenses
	Nine Months Ended September 30, 2005				Twelve Months Ended December 31, 2004
	Gross*	Ceded	Net*	%	Gross	Ceded	Net	%

Outstanding losses and loss expenses	$299,551	214	$299,337	14.9%	$229,454	449	$229,005	16.6%
Incurred but not reported	1,780,117	65,991	1,714,126	85.1%	1,151,501	1,279	1,150,222	83.4%

Unpaid losses and loss expenses	$2,079,668	66,205	$2,013,463	100.0%	$1,380,955	1,728	$1,379,227	100.0%

*	Includes effects of foreign currency exchange rate movements of $8,635